SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                  0-26483                   94-3236309
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)          Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    Section 3--Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

      On October 21, 2004, the board of directors of VaxGen, Inc. (the "Company") granted Dr. Myron Levine options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $12.27 per share (the "Options"), pursuant to a stock option agreement. Neither the Options nor the shares of the Common Stock issuable upon exercise thereof were registered under the Securities Act of 1933 (the "Act"). The Company issued the Options in a transaction exempt from the registration requirements of the Act by virtue of the exemption provided for in Section 4(2) of the Act.

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On October 21, 2004, the board of directors of the Company elected Dr. Myron Levine, 60, as a director of the Company. Dr. Levine is the Co-Founder and Director of the University of Maryland School of Medicine's Center for Vaccine Development. Dr. Levine is also professor of medicine, pediatrics, epidemiology and preventive medicine, and microbiology and immunology at the University of Maryland's School of Medicine. Dr. Levine holds an M.D. from the Medical College of Virginia and a Diploma in Tropical Public Health (D.T.P.H) with Distinction from the London School of Hygiene and Tropical Medicine.

                             Section 8--Other Events

Item 8.01.  Other Events.

      On October 22 2004, VaxGen, Inc. issued a press release entitled, "Infectious Disease Expert Joins VaxGen's Board of Directors".

This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.           Description
-----------           -----------

10.58 Stock Option Agreement dated October 21, 2004, by and between the Company and Myron Levine.

99.1 Press Release dated October 22, 2004, entitled "Infectious Disease Expert Joins VaxGen's Board of Directors".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VaxGen, Inc.
                                                      (Registrant)


Dated: October 27, 2004                     By:   /s/ James M. Cunha
                                                --------------------------------
                                                James M. Cunha
                                                Chief Financial Officer

                                  Exhibit Index

Exhibit No.           Description
-----------           -----------

10.58 Stock Option Agreement dated October 21, 2004, by and between the Company and Myron Levine.

99.1 Press Release dated October 22, 2004, entitled "Infectious Disease Expert Joins VaxGen's Board of Directors".